Suppliers	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Suppliers
19.	SUPPLIERS

	2017	2016
Energy on spot market – CCEE (1)	468	168
Charges for use of energy network (2)	153	78
Energy purchased for resale (3)	871	677
Itaipu Binacional	240	207
Gas bought for resale	187	462
Materials and services	424	348

	2,343	1,940

(1)	The balance payable to the CCEE refers basically to the hydrological risk of quotas for Itaipu. The increase in the balance payable, due to the hydrological risk, and also of the CCEARs, is associated with the adverse hydrological context.
(2)	The charges payable by distribution and generation agents for use of the facilities that are components of the national grid. The amounts to be paid are set by an Aneel Resolution.
(3)	In 2017 the Company reported higher expenses of energy due to the higher cost of supply in the wholesale market, arising from the low level of reservoirs, which resulted in lower output of power by the hydroelectric plants.